UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 6, 2007

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

OGE Energy Corp. (the “Company”) is the parent company of Oklahoma Gas and Electric Company, a regulated electric utility with approximately 759,000 customers in Oklahoma and western Arkansas, and Enogex Inc. and its subsidiaries (“Enogex”), a natural gas pipeline business with principal operations in Oklahoma and Texas.

On September 6, 2007, the Company is scheduled to make a financial presentation with certain investors to discuss, among other things, the Company’s corporate strategy and financial objectives and 2007 outlook. For 2007, the Company is reaffirming its previously stated consolidated earnings guidance of $213 million to $231 million of income from continuing operations, or $2.30 to $2.50 per diluted share, with assumed commodity spreads of $2.99 to $3.94 per MMBtu. The other assumptions included in the Company’s 2007 consolidated earnings guidance set forth in the Company’s Form 10-Q for the quarter ended June 30, 2007 are unchanged. The presentation is furnished as Exhibit 99.01 and incorporated herein by reference.

With respect to Enogex, and as previously reported, OGE Enogex Partners L.P., a Delaware limited partnership that is wholly owned by the Company (the “Partnership”), filed a registration statement for a proposed initial public offering of its common units, representing limited partnership interests in the Partnership. In connection with the proposed public offering, the Company is expected to contribute to the Partnership approximately 25% of its ownership of Enogex.

The Company announced today that the Partnership will soon update its registration statement to keep it current as it moves forward with the proposed initial public offering. The Company continues to evaluate strategic alternatives for Enogex, including the status quo, other transactions that the Company believes could provide long-term value to its shareowners and the contemplated initial public offering. The Company will decide whether to proceed with the initial public offering in the coming month.

A registration statement relating to the Partnership’s securities has been filed with the Securities and Exchange Commission but has not yet become effective. The securities covered by the registration statement may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of the securities in any state in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities law in any such state. The offering of common units will be made only by means of a prospectus. A written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, when available, may be obtained from the offices of UBS Securities LLC, Prospectus Department, 299 Park Avenue, New York, New York 10171, (212) 821-3000 or Lehman Brothers Inc., c/o Broadridge, 1155 Long Island Avenue, Edgewood, NY 11717, (888) 603-5847.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.01	Financial presentation dated September 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller – Chief Accounting Officer

September 6, 2007

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September 6, 2007

James R. Hatfield
Senior Vice-President and CFO

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OGE Energy Corp.

Safe Harbor

Except for the historical statements contained herein, certain of the matters discussed in the following discussion and analysis, including the discussion in "Outlook", are forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially from the forward looking statements include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy industry; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions (including the approval of regulatory filings with the OCC or the APSC related to its proposed construction of a new power plant and a related lawsuit) and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of regulated accounting principles under SFAS No. 71; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; the impact of the recently announced initial public offering of limited partner interests of OGE Enogex Partners L. P.; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission.

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Agenda

- **Company and Strategy Overview**
  - Corporate
  - Utility
- **Corporate Financial Objectives**
- **Summary**
- **Appendix - Second Quarter Results**

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Who We Are

OGE Energy's principal business is OG&E, an integrated electric utility serving 759,000 customers in major metropolitan areas of Oklahoma and Arkansas

Enogex is engaged in gathering, processing, storage, transportation and marketing of natural gas primarily in the Mid Continent

Electric Utility and Natural Gas Pipeline

OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage

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Strategy Overview

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Corporate

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Regional Utility Plus Strategy

- **Our strategy remains unchanged**
- **Remain a vertically integrated electric utility**
  - More favorable risk return proposition
  - Represent a majority of corporate assets
- **Maintain position in midstream gas business**
  - Provides strategic load following service to OG&E
  - Provides for asset/earnings diversity
  - Provides for key competitive skills for corporation
  - Provides for additional growth to utility

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Foundations of OGE Corporate Strategy

Annual Earnings Growth Rate:
Consolidated 4-5%
Balanced Growth
Skills & Capabilities
Asset Diversity
Utility Assets 70%
Pipeline Assets 30%
People
Process
Technology
Approach to Performance Improvement

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Utility

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Utility Overview

- **Financial Objectives**
  - Accelerate earnings growth rate
  - Improve business performance
  - Maintain strong credit ratings
- **Strategy**
  - Increased investment in OG&E infrastructure
    - Transmission and distribution
    - Red Rock generation
    - Environmental
  - Position distribution for broader product and service offerings
    - Evaluate and integrate technology into management of the distribution system

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Strength of the Core Electric Business

- **Steady Diversified Economic Service Area**
  - Diversified customer base in metropolitan areas
  - Competitive rates below the state, regional and national average
  - Stable, consistent growth in service territory
- **Diversified and low-cost fleet of generation assets**
  - 2006 fuel mix - coal, natural gas and wind
  - Enogex provides critical no-notice, load following, gas transportation service
- **Low cost structure mitigates rate increases**

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Customer Growth Rate 2000-2007*

(Thousands of Customers)

Compound
Annual Growth
Rate = 1.2%
780
760
740
720
700
680
660
702
710
719
725
735
745
755
764
2000
2001
2002
2003
2004
2005
2006
2007*

*Projected

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OG+E

2006 Average Rate Comparison

Source: Edison Electric Institute

Cents per kWh
24% Below National Average
14% Below Regional Average
3% Below State Average
10
8
6
4
6.74
6.98
7.84
8.89
OG&E
Oklahoma
Regional
National

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Generating Assets and Fuel Mix

6,199 MW's of Station Capability

Coal = 2,599 Gas = 3,480 Wind = 120

2%
42%
56%
Coal
Gas
Wind

Fuel Cost per Million Btu*

Coal = $1.10 Gas = $7.10

33%
67%
Coal
Gas

* For the year ended 12-31-06

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OG+E

Planned Capital Expenditures

In Millions of $
$423
$596
$609
$491
$457
$419
$800
$700
$600
$500
$400
$300
$200
$100
$0
93
78
252
12
279
57
248
23
286
41
259
83
98
42
268
97
34
44
282
94
43
282
2007
2008
2009
2010
2011
2012
T&D infrastructure
Other
Red Rock
Environmental

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OG+E

Pre-Approval Mechanism (HB 1910)

- **Transmission Related Costs**
  - Allows for immediate recovery of mandated transmission costs
  - The Oklahoma Corporation Commission ("OCC") reviews costs to determine they are mandated by FERC, etc.
- **Environmental Costs**
  - Pre-approval mechanism for the OCC for mandated environmental costs
  - Automatic rate adjustments permitted as approved costs are incurred
- **Generating Facilities**
  - Pre-approval by the OCC for the construction or purchase of electric generating facilities

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Red Rock Proceeding

- **Application Filed on January 17, 2007 Requesting Pre-approval Under the Commission Rules Based on New Oklahoma Law**
- **Requested Relief**
  - Pre-approval to Build Red Rock
  - Approve $790 million Capped Construction Level
  - Authorize Recovery Rider for Financing Costs
- **Procedural Schedule**
  - July 31 – Hearing Concluded
  - August 21 – Administrative Law Judge (ALJ) Report Issued
  - August 28 – Appeals to ALJ Report
  - September – Commission Order

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Red Rock Proceeding

- **ALJ Findings**
  - Nominal savings for customers over a 40 year life would be $5.5 billion while the cumulative present value or real dollars would be about $1.2 billion.
  - Ultra-supercritical pulverized coal unit provides the benefit of a lower heat rate which results in lower fuel cost, lower emissions costs, a lower revenue requirement over the life cycle of the plant, does not represent an undue risk of future unreliable operation, would be used and useful and is a reasonable resource choice and in the best interests of PSO's and OG&E's customers.
- **ALJ Recommendation**
  - Red Rock plant will satisfy the coal-fired base load need of OG&E and PSO.
  - While it is important to recognize environmental effects and costs of fuel choice and technology used, the Commission's responsibility is to minimize the economic impacts upon ratepayers.
  - OG&E should recover the rate of return authorized in its last rate case (without gross-up for income taxes) through the Company's proposed Red Rock Construction Rider.

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Regulatory Plan

Implemented		Regulatory Plan				
2006	2007	2008	2009	2010	2011	2012
Oklahoma Rate Increase	Arkansas Rate Increase			Oklahoma Rate Increase	Arkansas Rate Increase	Oklahoma Rate Increase
Security Rider	Security Rider Centennial Rider	Security Rider Centennial Rider	Security Rider Centennial Rider			
	Red Rock Rider	Red Rock Rider	Red Rock Rider	Red Rock Rider	Red Rock Rider	

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Corporate Financial Objectives

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Corporate Financial Objectives

- Grow Earnings Per Share 4 – 5% APR Weather Normalized
- Achieve return on invested capital targets
- Provide Shareowner returns in the top 1/3 of our peer group
- Maintain strong credit ratings
- Grow dividend rate

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2003-2007*

(Compound Annual Growth Rate)

10.9%
$2.60
$2.20
$1.80
$1.40
$1.00
$1.59
$1.60
$1.77
$2.45
$2.40
2003
2004
2005
2006
2007*

*From Continuing Operations and Mid-Point of Guidance

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OGE Energy Corp.
Five-Year Total Return

$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
2006
OGE Energy Corp.
S&P 500 Index
S&P 500 Electric Utilities

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OGE Energy Corp.
Year-to-Date Total Return

$120
$110
$100
$90
$80
D
J
F
M
A
M
Ju
J
OGE Energy Corp.
S&P 500 Index
S&P 500 Electric Utilities

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Payout Ratio 2003-2007*

(From Continuing Operations)

100%
90%
80%
70%
60%
50%
40%
30%
84%
83%
75%
55%
57%
2003
2004
2005
2006
2007*

* Mid-Point of Guidance

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OG+E

Debt/Capital 2003-2007*

75%
60%
45%
30%
15%
58%
55%
50%
46%
46%
2003
2004
2005
2006
2007**

*Includes short-term debt

**Projection

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2007 Financial Outlook

Consolidated earnings guidance is $2.30 - $2.50 per share, or $213 - $231 million of income from continuing operations based on 92.5 million average diluted shares outstanding.

	Earnings guidance per Q1 2007 10-Q		Revised earnings guidance per Q2 2007 10-Q	
(In millions, except per share data)	Dollars	Diluted EPS	Dollars	Diluted EPS
OG&E	\$154 - \$162	\$1.67 - \$1.75	\$138 - \$147	\$1.49 - \$1.59
Enogex	\$63 - \$72	\$0.68 - \$0.78	\$77 - \$85	\$0.83 - \$0.92
Holding Company	(\$3) - (\$4)	(\$0.03) - (\$0.05)	(\$1) - (\$2)	(\$0.01) - (\$0.02)
Total	\$213 - \$231	\$2.30 - \$2.50	\$213 - \$231	\$2.30 - \$2.50

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OG+E

Summary

- Executing on Utility Plus Strategy
- Financial flexibility vastly improved to fund higher capital expenditures at the utility
- Earnings targets of 4-5% are achievable
- 2007 year-to-date results highlight the benefits of asset diversity

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